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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 22, 2005

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                           METRETEK TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          DELAWARE                      0-19793                84-11698358
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (I.R.S EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

     303 EAST 17TH AVENUE, SUITE 660, DENVER, COLORADO             80203
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 785-8080

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL CONTRACT.

         The information applicable to this Item 1.01 is set forth in Item 2.03 below and is hereby incorporated in this Item 1.01 by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On April 22, 2005, PowerSecure, Inc. ("PowerSecure"), a wholly-owned subsidiary of Metretek Technologies, Inc., a Delaware corporation (the "Company"), entered into a Security Agreement and Promissory Note ("Financing Note") with Caterpillar Financial Services Corporation ("Caterpillar"). The Financing Note secures the repayment of a $335,247 loan by Caterpillar to PowerSecure for the principal purpose of financing the purchase by PowerSecure of certain equipment to be used in a distributed generation project. Under the Financing Note, PowerSecure has agreed to repay the loan in 60 monthly installments of $6,774, including interest at an annual rate of 7.85%, and has granted to Caterpillar a first priority security interest in certain equipment being acquired. Wells Fargo Business Credit, Inc., the lender of the principal credit facility of the Company and PowerSecure, has subordinated its security interest in the equipment to Caterpillar.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  10.1 Security Agreement and Promissory Note, dated as of April 22, 2005, by and between PowerSecure, Inc. and Caterpillar Financial Services Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       METRETEK TECHNOLOGIES, INC.




                                       By: /s/ W. Phillip Marcum
                                           -------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer

Dated:   April 26, 2005


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